UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 14, 2021

Date of report (Date of earliest event reported)

SUPPORT.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37594	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1521 Concord Pike (US 202), Suite 301

Wilmington, DE 19803

(Address of Principal Executive Offices) (Zip Code)

(650) 556-9440

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SPRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, Support.com, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger dated as of March 19, 2021 (the “Merger Agreement”) with Greenidge Generation Holdings Inc., a Delaware corporation (“Greenidge”), and GGH Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Greenidge (“Merger Sub”). On September 14, 2021, pursuant to the terms and conditions of the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Greenidge (the “Surviving Corporation”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on March 22, 2021 and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.0001, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and extinguished and automatically converted into the right to receive 0.115 shares (the “Exchange Ratio”) of Class A Common Stock, par value $0.0001, of Greenidge (the “Greenidge Class A Common Stock”), (ii) each outstanding stock option of the Company immediately prior to the Effective Time (the “Options”) was accelerated, and the holder of each Option received the right to receive an amount of Greenidge Class A Common Stock equal to the Exchange Ratio, multiplied by the number of shares of Company Common Stock underlying such Option, less a number of shares to be withheld in satisfaction of the aggregate exercise price of such Option and, unless such holder elected to satisfy such obligation with cash, such holder’s tax withholding obligations and (iii) each outstanding restricted stock unit of the Company immediately prior to the Effective Time (the “RSUs”) was accelerated, and the holder of each RSU received the right to receive an amount of Greenidge Class A Common Stock equal to the Exchange Ratio, multiplied by the number of shares of Company Common Stock underlying such RSU, less a number of shares to be withheld in satisfaction of such holder’s tax withholding obligation, unless such holder elected to satisfy such obligation with cash.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified representatives of The Nasdaq Stock Market LLC (Nasdaq Capital Market) (“NASDAQ”) that the Merger had been completed and requested that NASDAQ delist the Company Common Stock. As a result, trading of the Company Common Stock, which traded under the ticker symbol “SPRT” on NASDAQ, was suspended after the close of trading on NASDAQ on September 14, 2021. In addition, the Company requested that NASDAQ file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the shares of the Company Common Stock from NASDAQ and deregistration of such shares under Section 12(b) of the Exchange Act. The Company also intends to file with the SEC a Form 15 under the Exchange Act requesting the deregistration of the shares of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change of Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, all of the members of the Company’s board of directors (which consisted of Lance Rosenzweig, Joshua Schechter, Richard Bloom, Brian Kelley and Bradley Radoff) ceased to be directors of the Company.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03.	Amendment to Articles or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the Articles of Incorporation of the Company were amended and restated in their entirety as set forth in Exhibit 3.1 attached hereto, which is incorporated by reference in this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Bylaws of the Company were amended and restated in their entirety as set forth in Exhibit 3.2 attached hereto, which is incorporated by reference in this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated March 19, 2021, by and among the Company, Greenidge and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2021).

3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit B of Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2021).

3.2	Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2021

SUPPORT.COM, INC.

By:	/s/ Lance Rosenzweig
Name:	Lance Rosenzweig
Title:	President and Chief Executive Officer